SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    Form 8-K


             Current Report Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported) September 30, 1997



                                AGTsports, Inc.
              ----------------------------------------------------
             (Exact name of registrant as specified in its charter)



       Colorado                    0-21914                   84-1165916
       --------                    -------                   ----------
(State of incorporation)    (Commission File Number)    (IRS Employer ID number)



               5031 S. Ulster Street, Suite 205, Denver, CO 80237
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               (Address of principal executive office) (Zip code)


                                 (303) 220-8686
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              (Registrant's telephone number, including area code)

                                    Form 8-K

                                 Current Report
                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

Item 1. Changes in Control of Registrant.
        --------------------------------
          See Item 5 below

Item 2. Acquisition or Disposition of Assets.
        ------------------------------------
          Not Applicable

Item 3. Bankruptcy or Receivership.
        --------------------------
          Not Applicable

Item 4. Changes in Registrant's Certifying Accountant.
        ---------------------------------------------
          Not Applicable

Item 5. Other Events.

          On September 26, 1997, the Company successfully completed the acquisition of Super Women Systems, Inc. (SWSi), a Dallas-based Integrated Solutions Consulting Firm founded in 1990. While SWSi serves primarily the power and transit industries, it will provide the Company "in-house" programming and software development capabilities. These additional capabilities will enhance the Company's Golf Course Management software capabilities.

          The Company's wholly owned subsidiary, Tee Times of America, Inc. will benefit from the software development opportunities as will the Company's Ladies Professional Golf Association (LPGA) Division.

          The Company will operate SWSi as a wholly owned subsidiary and retain the SWSi name and trademarks.

                                   SIGNATURES
                                   ----------



Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized on this 30th day of September, 1997.

                                      By:  /s/  Cory J. Coppage
                                           -------------------------------------
                                                Cory J. Coppage
                                                Secretary and Treasurer

Dated: September 30, 1997